Shelton Funds

Nasdaq-100 Index Fund

(the “Fund”)

Supplement dated November 5, 2026 to the

Prospectus and Statement of Additional Information (“SAI”), each dated

January 1, 2026

Important Notice Regarding Change in Investment Policy and Name

Effective November 5, 2026:

The Fund’s name is changed from “Nasdaq-100 Index Fund” to “Shelton 100-Index Fund.”

Additionally, the Fund’s policy to invest, under normal market conditions, at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the stocks comprising the Nasdaq-100 Index®, is replaced with the following policy:

“Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the stocks comprising the “Solactive United States Technology 100 Capped C1 Index.”

Please retain this supplement with your Prospectus and SAI